Exhibit 99.1
September 17, 2009 Second Quarter 2009 Earnings Review

2 Disclaimer This slide presentation may contain "forward-looking statements" concerning the Corporation's future economic performance. The words or phrases "expect," "anticipate," "look forward," "should," "believes" and similar expressions are meant to identify "forward-looking statements" within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such "forward-looking statements," which speak only as of the date made, and to advise readers that various factors, including, but not limited to, the risks arising from credit and other risks of the Corporation's lending and investment activities, including the condo conversion loans from its Florida operations and the construction and commercial loan portfolios in Puerto Rico, which have affected and may continue to affect, among other things, the level of non-performing assets, charge-offs and the provision expense; an adverse change in the Corporation's ability to attract new clients and retain existing ones; a decrease in the demand for the Corporation's products and services and lower revenues and earnings because of the recession in the United States, the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; adverse changes in general economic conditions in the state of Florida and Puerto Rico, including the interest rate scenario, market liquidity, rates and prices, and the disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for the Corporation's products and services and the value of the Corporation's assets, including the value of derivative instruments used for protection from interest rate fluctuations; uncertainty about the impact of measures adopted by the Puerto Rico government in response to its fiscal situation on the different sectors of the economy; uncertainty about the effectiveness and impact of the U.S. government's rescue plan, including the bailout of U.S. housing government-sponsored agencies, on the financial markets in general and on the Corporation's business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System (FED), the Federal Deposit Insurance Corporation (FDIC), government-sponsored housing agencies and local regulators in Puerto Rico and the U.S. and British Virgin Islands; risks of not being able to recover all assets pledged to Lehman Brothers Special Financing, Inc.; changes in the Corporation's expenses associated with acquisitions and dispositions; risks associated with the soundness of other financial institutions; developments in technology; the impact of Doral Financial Corporation's financial condition on the repayment of its outstanding secured loans to the Corporation; the Corporation's ability to issue brokered certificates of deposit and fund operations; risks associated with downgrades in the credit ratings of the Corporation's securities; general competitive factors and industry consolidation; and risks associated with regulatory and legislative changes for financial services companies in Puerto Rico, the United States, and the U.S. and British Virgin Islands, which could affect the Corporation's financial performance and could cause the Corporation's actual results for future periods to differ materially from those anticipated or projected. The Corporation does not undertake, and specifically disclaims any obligation, to update any "forward-looking statements" to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws.

3 Economic Outlook Second Quarter 2009 Highlights Summary & Business Overview Asset Quality Financial Performance & Capital Treasury & Liquidity Future Focus Agenda

Economic Outlook

5 Difficult Economic Environment In Both The United States And Puerto Rico General economic environment has deteriorated sharply The current U.S. recession, widely expected to be the longest and deepest of any since the Great Depression, is starting to show early signs of a turnaround. Continued weakening in construction lending resulting from a lengthening of new housing absorption period. Widespread credit deterioration. Puerto Rico Economic Outlook The Island economy remains under severe recessionary pressures, although a mild 2010 recovery is expected. The current recession, in its fourth year, is already the worst in the Island's modern history. Puerto Rico Real GNP 0.8% 3.3% 2.5% 4.2% 3.1% 1.3% -0.3% 2.1% 2.7% 1.9% 0.5% -1.8% -2.5% -3.4% 3.2% 3.4% 3.3% 3.4% 0.9% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 9/11 Section 936 Sales tax

6 Puerto Rico Will Receive Funds Through The Federal Stimulus And Activate Local Program Puerto Rico Economic Outlook (cont.) The unemployment rate has risen steadily in recent months, to 15.2% as of June of 2009. - Unemployment rate increased to 16.5% as of July 2009. - Approximately 8,000 government workers received notice of dismissal at the end of May 2009. Expected additional layoffs of public sector employees could have further impact on the Island's economy. Federal transfer payments remain a driver of consumer's income, representing 21.8% of personal income. Puerto Rico expects to receive $5 billion through the Federal Stimulus. From November 2007 to November 2008, retail sales increased by 2.47% (nominal prices). Food and other indispensable goods show a strong consumer demand. The 2009-2010 budget for the Government of Puerto Rico includes a $1.7 billion allocation for infrastructure investment. Rating agencies upgraded Puerto Rico Sales Tax Financing Corporation's (COFINA) rating to AA-. Recent COFINA issuance of $5.2 billion to cover structured budget deficit, repay certain outstanding bond anticipation financing and finance the local stimulus plan. Puerto Rico Unemployment Rate 10.20% 11.20% 12.70% 15.20% 0% 4% 8% 12% 16% 2006 2007 2008 Jun-09

Second Quarter 2009 Highlights

8 Second Quarter 2009 Highlights Loan production of $900.4 million, down vs. prior quarter Core deposit growth of $62.7 million compared to 1Q09 Provision expense of $235.2 million Increase in total allowance for credit losses to $407.7 million Allowance for credit losses of 3.11% to total loans Net loss of $78.7 million FDIC special assessment charge of $8.9 million Gain on sale of investments of $10.3 million Increase in net interest income of $9.4 million compared to 1Q09 Net interest margin of 2.92%, up 7 b.p.s. from 1Q09 Capital Ratios Tier I Capital: 13.1% Tangible Common Equity/Tangible Assets: 4.35% Tier I Common Equity: 4.73%

Summary & Business Overview

10 A Diversified Operation With Multiple Businesses Across Several Markets Assets by Line of Business As of June 30, 2009 Assets by Geography Total Assets - $20,013 million Commercial Loans 29% Consumer & Residential Loans 27% Investments & Money Market 32% Construction Loans 7% Cash & Other 5% Puerto Rico 87% Florida 8% Eastern Caribbean Region 5%

11 Continue our focus on core deposit growth and the successful deployment of our One Stop Shop strategy In last 12 months core deposits have grown 8.40% FirstBank has 10.5% share of total deposits, net of brokered, in the Puerto Rico market Total Deposits (net of brokered CDs) - $4,799 million Growing Core Deposits ($ in millions) $4,427 $4,452 $4,628 $4,737 $4,799 $- $750 $1,500 $2,250 $3,000 $3,750 $4,500 $5,250 2Q08 3Q08 4Q08 1Q09 2Q09 Retail 1,812 $ 1,746 $ 1,716 $ 1,947 $ 2,071 $ CD's & IRA's 1,554 1,531 1,625 1,529 1,499 Commercial 640 745 723 796 800 Government 421 430 564 465 429 Total 4,427 $ 4,452 $ 4,628 $ 4,737 $ 4,799 $

12 Weakening loan demand across all markets and segments Construction loan production is a result of disbursements of ongoing commitments * Includes the $500 million loan facility to the Puerto Rico Sales & Use Tax Financing Corp. Total Loan Production - $900 million Targeted Loan Production ($ in millions) $1,027 $1,176 $999 $1,267* $900 Commercial 549 $ 486 $ 599 $ 883 $ 410 $ Residential Real Estate 205 169 130 143 181 Consumer 169 403 159 144 149 Construction 104 118 111 97 160 Total 1,027 $ 1,176 $ 999 $ 1,267 $ 900 $ $- $300 $600 $900 $1,200 $1,500 2Q08 3Q08 4Q08 1Q09 2Q09

13 Total Loan Portfolio - $13,136 million ($ in millions) $12,250 $12,713 $13,088 $13,533 $13,136 * Includes Finance Leases ** Loans to local Financial Institution Source - Commissioner of Financial Institutions, June 2009 Within FBP's primary market, Puerto Rico, FirstBank has the following shares and market positions in these lending segments: Share Position - Commercial: 25% # 2 - Construction: 15% # 4 - Residential: 15% # 3 - Total Auto: 22% # 1 - Personal Loans: 9% # 4 - Small Loans: 15% # 3 Managing Loan Portfolio $- $2,750 $5,500 $8,250 $11,000 $13,750 2Q08 3Q08 4Q08 1Q09 2Q09 Residential Real Estate 3,394 $ 3,471 $ 3,492 $ 3,498 $ 3,654 $ Commercial 4,827 5,025 5,393 5,866 5,568 Construction 1,468 1,478 1,527 1,562 1,580 Consumer * 1,969 2,160 2,108 2,050 1,998 Comm. Loans to FI ** 592 579 568 557 336 Total 12,250 $ 12,713 $ 13,088 $ 13,533 $ 13,136 $ United States $1,440 Virgin Islands $995 Puerto Rico $10,701

14 Diversified Loan Portfolio ($ in millions) Loan portfolio by geography and category As of June 30, 2009 Puerto Rico Virgin Islands United States Total Residential real estate loans, including loans held for sale 2,801 $ 453 $ 400 $ 3,654 $ Construction 966 176 438 1,580 Commercial real estate 958 78 530 1,566 Commercial 3,794 175 33 4,002 Loans to local financial institution collateralized by real estate mortgages 336 - - 336 Total commercial loans 6,054 $ 429 $ 1,001 $ 7,484 $ Finance leases 341 - - 341 Consumer loans 1,505 113 39 1,657 Total Loans 10,701 $ 995 $ 1,440 $ 13,136 $

15 Actively Managing Construction Portfolio Construction Loan Portfolio by Geography & Type of Collateral For purposes of the above table, high-rise portfolio is composed of buildings with more than 7 stories, mainly composed of two projects that represent approximately 74% of the Corporation's total outstanding high-rise residential construction loan portfolio in Puerto Rico. Mid-rise relates to buildings of up to 7 stories. As of June 30, 2009 ($ in millions) Puerto Rico Virgin Islands United States Total Loans for residential housing projects: High-rise (1) 201 $ - $ 1 $ 202 $ Mid-rise (2) 96 5 43 144 Single-family detach 125 3 39 167 Total for residentia housing projects 422 8 83 513 Condo-conversion loans 7 - 154 161 Loans for commercial projects 300 101 8 409 Bridge and land loans 201 36 193 430 Other 40 32 - 72 Total before net deferred fees and allowance for loan losses 970 $ 177 $ 438 $ 1,585 $

Asset Quality

17 Non-Performing Assets ($ in millions) Net Charge-offs Annualized to Average Loans Increase in both non-performing assets and net charge-offs mainly attributed to construction loans originated in Florida Continued increases in non-performing assets seen in commercial, construction and residential portfolios in Puerto Rico Historically, the Corporation has experienced a low rate of losses in its residential real estate portfolio in Puerto Rico - More than 90% of residential loan portfolio consists of fixed rate, fully amortizing, full documentation loans that have a lower risk than the typical sub- prime loan affecting the US market Consumer portfolio has remained stable (1) Collateral pledge with Lehman Brothers Special Financing, Inc. Managing Asset Quality During A Deteriorating Economic Cycle $156 $45 $507 $400 $65 $71 $637 $50 $144 $275 $- $116 $52 $315 $774 $62 $- $197 $44 $1,307 $219 $- $1,400 Consumer Commercial Construction Residential Investment Securities (1) Repossessed Total Non- Performing Assets 0.87% 0.19% 0.52% 0.51% 3.19% 1.16% 0.82% 0.52% 2.21% 2.84% 3.12% 3.85% 0.39% 20.38% 1.74% 0% 8% 15% 23% Consumer Commercial Construction Residential Total 2008 1Q09 2Q09

18 Non-performing assets by geography (in thousands) The high levels of non-performing assets will place significant pressure on the Corporation's forward earnings power (1) Collateral pledge with Lehman Brothers Special Financing, Inc. Managing Asset Quality During A Deteriorating Economic Cycle 06/30/09 03/31/09 06/30/09 03/31/09 06/30/09 03/31/09 Residential mortgage 342,501 $ 269,311 $ 7,381 $ 8,429 $ 49,962 $ 37,645 $ Commercial 157,322 148,481 4,723 2,938 57,364 45,819 Construction 156,112 114,029 2,052 2,353 348,478 39,112 Consumer loans 35,696 34,905 3,296 2,799 987 591 Finance leases 5,474 5,599 - - - - Total Non-Performing Loans 697,105 $ 572,325 $ 17,452 $ 16,519 $ 456,791 $ 123,167 $ Repossessed assets 52,425 44,697 999 1,073 17,372 15,752 Investment securities (1) 64,543 - - - - - Total Non-Performing Assets 814,073 $ 617,022 $ 18,451 $ 17,592 $ 474,163 $ 138,919 $ Puerto Rico Virgin Islands United States

19 Non-Performing Loans to Total Loans (in thousands) 12.23% 16.16% 2.23% 6.51% 3.09% Puerto Rico As of June 30, 2009 *Includes Finance Leases Non-performing/loan portfolio % Managing Asset Quality During A Deteriorating Economic Cycle 2,801,139 5,088,413 965,944 10,701,260 1,845,764 342,501 157,322 156,112 41,170 697,105 $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 Residential Commercial & Commercial Real Estate Construction Consumer* Total Loan Portfolio Non-Perfoming

20 Non-Performing Loans to Total Loans 12.47% 79.58% 2.52% 31.72% 10.20% United States (in thousands) As of June 30, 2009 Non-performing/loan portfolio % Managing Asset Quality During A Deteriorating Economic Cycle 400,708 562,211 437,871 1,439,914 39,124 49,962 57,364 348,478 987 456,791 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 Residential Commercial & Commercial Real Estate Construction Consumer Total Loan Portfolio Non-Perfoming

21 Non-Performing Loans to Total Loans 1.63% 1.16% 2.93% 1.75% 1.87% Virgin Islands (in thousands) As of June 30, 2009 Non-performing/loan portfolio % Managing Asset Quality During A Deteriorating Economic Cycle 452,588 994,536 176,392 252,915 112,641 7,381 4,723 2,052 3,296 17,452 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 Residential Commercial & Commercial Real Estate Construction Consumer Total Loan Portfolio Non-Perfoming

22 Allowance to Loan & Lease Losses Ratios The allowance to total loans showing an increasing trend as the Corporation reviews and adjusts its reserve policies and as economic environmental factors change $935 million of non-performing assets have been specifically analyzed for impairment, with a resulting allowance of $118 million Managing Asset Quality During A Deteriorating Economic Cycle 48% 42% 35% 76% 53% 90% 3.11% 2.24% 2.15% 0% 200% Q408 Q109 Q209 0.00% 3.50% ALLL to Non-Performing Loans (NPL) ALLL to NPL (excluding Residential) ALLL to Total Loans

23 Provision to Net Charge-offs The Corporation will continue to take provisions as necessary in accordance with the performance of the loan portfolio Managing Asset Quality During A Deteriorating Economic Cycle 190,948 59,429 235,152 108,321 38,424 129,937 181% 155% 176% $0 $50,000 $100,000 $150,000 $200,000 $250,000 2008 Q109 Q209 0% 200% Provision for loan losses Net charge-offs Provision/Net charge-offs

Financial Performance & Capital

25 (in thousands) Financial Results Jun-09 Mar-09 Dec-08 Sep-08 Jun-08 Income Statement ($000) Net interest income 131,014 $ 121,598 $ 124,196 $ 144,621 $ 134,606 $ Provision for loan and lease losses 235,152 59,429 48,513 55,319 41,323 Non-interest income 23,415 30,053 19,390 13,871 12,002 Non-interest expenses 95,988 84,528 87,045 82,376 81,763 Income tax benefit 98,053 14,197 10,780 3,749 9,472 Net (loss) income (78,658) $ 21,891 $ 18,808 $ 24,546 $ 32,994 $ Net (loss) income per share to common ($) (1.03) 0.07 0.09 0.16 0.25 Cash dividends declared per share ($) 0.07 0.07 0.07 0.07 0.07 Average shares outstanding diluted (#) 92,511 92,511 92,706 92,569 92,708 Book value per common share ($) 9.88 11.37 10.78 9.63 9.21 Tangible book value per common share ($) 9.38 10.86 10.22 9.06 8.62

26 Key Financial Metrics Net Interest Margin* Efficiency Ratio *On a Tax Equivalent Basis Excluding FDIC Special Assessment 62.16% 55.74% 55.33% 59.41% 2007 2008 Mar-09 Jun-09 56.39% 2.83% 3.20% 2.85% 2.92% 2007 2008 Mar-09 Jun-09

27 * Not applicable to First BanCorp ** Includes retained earnings Total regulatory capital composition: $827 million in net common equity **, $550.1 million in non-cumulative preferred stock, $225 million in Trust Preferred stock, $376 million cumulative preferred stock (TARP, net of discount of $24 million) Approximately $600 million in excess of regulatory total capital well-capitalized requirement Tangible common equity ratio of 4.35% Tier 1 common equity ratio of 4.73% Managing Well-Capitalized Position Regulatory Capital Position Well Capitalized Level (FDIC)* 5.00% 6.00% 10.00% 11.00% Internal Minimum As of June 30, 2009 First BanCorp 14.35% 13.08% 9.12% - 3.0 6.0 9.0 12.0 15.0 Leverage Tier 1 Total Capital First BanCorp

Treasury & Liquidity

29 High Grade Investment Portfolio Highly liquid securities portfolio 95% of portfolio AAA-rated No exposure to sub-prime mortgage and CDOs Proactively managing portfolio prepayment risk Easily pledgeable for financing By Rating Distribution: 29 ($ in millions) Total Investment Portfolio - $6,368 million * As of June 30, 2009 FHLB Stock, $82 Other Investments $2 Money Market Instruments, $70 US Government and Agency, $1,257 Corporate Bonds $2 PR Government and Agency, $160 Mortgage Backed Securities $4,795 Treasuries AAA, 1.71% MBS Aaa , 72.57% PR BBB-, 0.35% Agency AAA, 18.06% CMO Not Rated, 2.11% Corp Bond BBB, 0.03% PR BBB, 1.65% CMO Agency Aaa, 2.87% PR A-, 0.29% PR AAA, 0.36%

30 Strong Sources Of Borrowings * As of June 30, 2009 Average Cost of Funds on Interest-bearing Liabilities: 2.80%* FED Discount 0.7% Term Notes 0.1% Other Liabilities 1.3% Regular Repos 9.7% FHLB Advances 7.4% Certificates of Deposit 9.6% DDA and Savings 17.2% Structured Repos 13.3% Brokered CD's - Bullets 40.4%

31 Maintaining High Liquidity * Information for FirstBank Puerto Rico including FirstBank Overseas Corp as of June 30, 2009 (excludes liquidity of FirstBank Florida) 1. Surplus: (liquid assets - short-term liabilities) + secured line of credit; 2. Market Value, Subject to 6% haircut; 3. Subject to 25% haircut; Basic Liquidity Surplus* Non-Deposit Sources of Liquidity Internal minimum required raised in 2006 to 5% of assets; from 3% limit Investment portfolio is composed of highly liquid investment grade securities FRB BIC Program provides a secure contingent line of credit FHLB NY line continues to increase in line with mortgage originations Additionally, $175 million unsecured lines of credit are available ($000) $ % Basic Surplus 1 (w/out repo roll.) 2,336,566 $ 11.61% Overall Surplus (with short repo roll.) 3,479,154 $ 17.29% 2Q 2009 Investment securities 2 6,141,892 $ Loans pledged to FHLB NY 3 2,194,714 Loans pledged at the Federal Reserve Bank 1,389,610 9,726,216 $

Future Focus

Key Management Actions for Return to Profitability Optimization of interest margin Maximize loan repricing opportunities: approximately $500 million in loans that will reprice between September 1, 2009 and December 31, 2009, with an expanded target spread of 200 basis points Maximize opportunities to continue reducing funding costs: between July 1, 2009 and December 31, 2009 approximately $6 billion in funding will reprice with an estimated reduction of approximately 50 basis points, assuming interest rates remain at forecasted levels Continue to reinforce loss mitigation program, collection and work-out teams Pursuing alternatives to restructure current loans Targeted disposition or sale of non-performing assets The Corporation is actively managing expenses Consolidation of operating units in the Florida region Rationalization of PR businesses and operations Has achieved 6 percent annualized headcount reduction, and efforts will continue throughout remainder of 2009 and 2010 Targeted loan production in all markets Continue to gain market share in core deposits and fee generating products

34 Contact Information First BanCorp [NYSE: FBP] Alan Cohen Senior Vice President Marketing and Public Relations Office (787) 729-8256 alan.cohen@firstbankpr.com